                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS ENERGY, INC.         PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37807-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER   YEAR: 2001

             MONTH                       7/16/01-8/31/01     9/30/2001       10/31/01
--------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $  327,939      $    158,149    $    155,612     $  --     $  --     $  --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $  539,842      $    616,375    $    600,671     $  --     $  --     $  --

NET INCOME (LOSS) (MOR-6)                  $  539,842      $    616,375    $    572,140     $  --     $  --     $  --

PAYMENTS TO INSIDERS (MOR-9)               $       --      $         --    $         --     $  --     $  --     $  --

PAYMENTS TO PROFESSIONALS (MOR-9)          $       --      $         --    $         --     $  --     $  --     $  --

TOTAL DISBURSEMENTS (MOR-7)                $1,045,517      $  2,311,319    $  2,625,313     $  --     $  --     $  --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                            EXP.
       See attachment 2                              DATE
-------------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         -----------------------------------------------
                                      (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -----------------------------------------------



MOR-1

CASE NAME: STERLING CHEMICALS ENERGY, INC.         CASE NUMBER: 01-37807-H4-11


                                                                                                                              PAID
   COVERAGE            POLICY PERIOD     POLICY NO.                    LIMITS                       CARRIER                  THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2

MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        11/19/01


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and
                                                                                                              risk potential

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration. Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

                                                                    Page 4 of 15
                                                                        11/19/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250



 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 15
                                                                        11/19/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02   Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02   Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                              values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02   Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                        registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02   Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02   Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous Estimated
      Bonds - Petrochem                                            Indemnity                                  Closure/Post Closure
                                                                                                              Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.




 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2001
(IN THOUSANDS) (UNAUDITED)

                                         --------------------------------------------------------------------------------------
                                         STERLING CHEMICALS      STERLING CHEMICALS,    STERLING CHEMICALS    STERLING FIBERS
                                            HOLDINGS INC.               INC.               ENERGY, INC.            INC.
ASSETS                                     01-37805-H4-11          01-37806-H4-11        01-37807-H4-11       01-37808-H4-11
                                         --------------------------------------------------------------------------------------
Current Assets:
     Cash and cash equivalents              $   1,365                $     926              $       -                 $     298
     Trade accounts receivable, net                 -                   42,481                     (2)                    3,165
     Other Receivables                              -                    2,577                      -                         -
     Due from affiliates                            -                   20,172                 12,392                     3,977
     Inventories                                    -                   26,722                      -                     8,921
     Prepaid expenses                              29                    3,319                      -                        69
     Deferred income tax benefit                    -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,394                   96,197                 12,390                    16,430

Property, plant and equipment, net                  -                  126,224                  3,262                     6,263
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                      -                         -
Investments in Subs                            35,060                   95,072                  4,556                         -
Other assets                                    7,337                   23,831                      -                     1,404
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,791                $ 342,824              $  20,208                 $  24,097
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  63                  103,386                  1,645                     5,964
Pre-Petition liabilities:
     Notes Payable - Secured *                      -                  227,848                      -                    57,221
     Secured Debt Accrued Interest *                -                   22,400                      -                     5,645
     Unsecured debt                           192,878                  278,365                  1,110                    70,981
     Other / Intercompany                           -                  201,020                      -                         -
     Deferred income taxes                          -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,567                  (15,894)                     -                    15,891
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                   -                       75                      1
     Additional paid-in capital              (367,555)                (232,797)                     -                         -
     Retained earnings-Filing Date            191,923                 (212,503)                15,333                     9,339
     Retained earnings-Post Filing Date        (1,085)                 (26,197)                 2,119                  (137,929)
     Pension adjustment                             -                     (135)                     -                    (3,508)
     Accumulated translation adj                    -                        -                      -                         -
     Deferred compensation                          -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,717)                (471,560)                17,453                  (132,098)
     Treasury stock at cost                         -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,717)                (474,097)                17,453                  (132,098)
TOTAL LIABILITIES AND EQUITY                $  43,791                $ 342,824              $  20,208                 $  24,097
                                            ====================================================================================

                                         --------------------------------------------------------------------------------------
                                         STERLING CHEMICALS      STERLING CHEMICALS,    STERLING CHEMICALS    STERLING FIBERS
                                            HOLDINGS INC.               INC.               ENERGY, INC.            INC.
ASSETS                                     01-37805-H4-11          01-37806-H4-11        01-37807-H4-11       01-37808-H4-11
                                         --------------------------------------------------------------------------------------
Current Assets:
     Cash and cash equivalents              $       -                 $     329             $       -                 $     239
     Trade accounts receivable, net                 -                     2,254                   938                     4,681
     Other Receivables                              -                     4,357                     -                         -
     Due from affiliates                        2,717                    46,929                 1,389                     6,729
     Inventories                                    -                         -                   163                     1,403
     Prepaid expenses                            (283)                        -                     -                         -
     Deferred income tax benefit                    -                         -                     -                         -
                                            -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            2,434                    53,869                 2,490                    13,052

Property, plant and equipment, net                  -                         -                     -                    43,965
Deferred income taxes                               -                         -                     -                         -
Investments-Third Party                             -                         -                     -                         -
Investments in Subs                                 -                   297,229                 3,119                         -
Other assets                                    2,731                     6,822                     -                         -
                                             ----------------------------------------------------------------------------------

TOTAL ASSETS                                 $  5,165                 $ 357,920             $   5,609                 $  57,017
                                             ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  24                    19,946                 1,157                     2,438
Pre-Petition liabilities:
     Notes Payable - Secured *                  3,652                    67,152                     -                         -
     Secured Debt Accrued Interest *              361                     6,625                     -                         -
     Unsecured debt                               840                   265,155                   170                    62,478
     Other / Intercompany                           -                     5,655                     -
     Deferred income taxes                          -                         -                     -                         -

Common stock held by new ESOP                       -                         -                     -                         -
Less: Unearned compensation                         -                         -                     -                         -
Redeemable preferred stock                          -                         -                     -                         -
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                   -                        48                     -                         -
     Additional paid-in capital                     -                    83,348                 5,438                     3,118
     Retained earnings-Filing Date                779                   (90,594)                 (877)                  (10,909)
     Retained earnings-Post Filing Date          (491)                      585                  (279)                     (108)
     Pension adjustment                             -                         -                     -                         -
     Accumulated translation adj                    -                         -                     -                         -
     Deferred compensation                          -                         -                     -                         -
                                             ----------------------------------------------------------------------------------
                                                  288                    (6,613)                4,282                    (7,899)
     Treasury stock at cost                         -                         -                     -                         -
                                             ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        288                    (6,613)                4,282                    (7,899)

TOTAL LIABILITIES AND EQUITY                 $  5,165                 $ 357,920             $   5,609                 $  57,017
                                             ==================================================================================



                                              ---------------------------------
                                                                     DEBTORS

                                              ELIMINATIONS         CONSOLIDATED
ASSETS                                        ---------------------------------

     Cash and cash equivalents                  $       -              $   3,157
     Trade accounts receivable, net                     -                 53,517
     Other Receivables                                  -                  6,934
     Due from affiliates                          (87,992)                 6,313
     Inventories                                        -                 37,209
     Prepaid expenses                                   -                  3,134
     Deferred income tax benefit                        -                      -
                                                --------------------------------
TOTAL CURRENT ASSETS                              (87,992)               110,264

Property, plant and equipment, net                      -                179,714
Deferred income taxes                                   -                      -
Investments-Third Party                                 -                  6,056
Investments in Subs                              (385,026)                45,454
Other assets                                           (1)                42,124
                                                --------------------------------

TOTAL ASSETS                                    $(473,019)             $ 383,612
                                                ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 (29,772)               104,851
Pre-Petition liabilities:
     Notes Payable - Secured *                    (60,873)               295,000
     Secured Debt Accrued Interest *               (6,006)                29,025
     Unsecured debt                              (131,744)               740,233
     Other / Intercompany                        (201,020)                 5,655
     Deferred income taxes                              -                      -


Common stock held by new ESOP                           -                    289
Less: Unearned compensation                             -                      -
Redeemable preferred stock                              -                 27,564
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                      (1)                   123
     Additional paid-in capital                   (43,603)              (542,712)
     Retained earnings-Filing Date                      -               (244,777)
     Retained earnings-Post Filing Date                 -                (28,964)
     Pension adjustment                                 -                   (135)
     Accumulated translation adj                        -                      -
     Deferred compensation                              -                     (3)
                                                --------------------------------
                                                  (43,604)              (816,468)
     Treasury stock at cost                             -                 (2,537)
                                                --------------------------------
TOTAL STOCKHOLDERS' EQUITY                        (43,604)              (819,005)

TOTAL LIABILITIES AND EQUITY                    $(473,019)             $ 383,612
                                                ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01         10/31/01         MONTH           MONTH          MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $     2,240  $        1,676  $        1,645  $           --  $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE - INSURANCE                         --              --              --              --              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              --              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes                                   --              --              --              --              --           --
TOTAL TAXES PAYABLE                      $        --  $           --  $           --  $           --   $          --  $        --
SECURED DEBT POST-PETITION                        --              --              --              --              --           --
ACCRUED INTEREST PAYABLE                          --              --              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --              --              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --              --              --              --              --           --
  2.  Lease Operating Expenses/Capital            --              --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $     2,240  $        1,676  $        1,645  $           --  $           --  $        --
====================================================================================================================================



*Payment Requires Court Approval.

(1)  Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)


                       AGING OF POST-PETITION LIABILITIES
                             MONTH         10/31/01



                                                                          AD-VALOREM,      ROYALTY
   DAYS          TOTAL        TRADE ACCTS    FED TAXES     STATE TAXES    OTHER TAXES    AND INSURANCE
   ----          -----        -----------    ---------     -----------    -----------    -------------

   0-30        $  104,850     $  102,518     $       --     $       44     $    2,288     $       --
  31-60                                              --
  61-90                                              --
   91 +                                              --
               ----------     ----------     ----------     ----------     ----------     ----------
  TOTAL        $  104,850     $  102,518     $       --     $       44     $    2,288     $       --
               ==========     ==========     ==========     ==========     ==========     ==========

                          AGING OF ACCOUNTS RECEIVABLE(1)


  MONTH
  -----

   0-30        $   45,074     $    45,074    $       --     $       --     $       --     $       --
  31-60             1,353           1,353            --             --             --
  61-90             2,793           2,793            --             --             --
   91 +            13,412          13,412            --             --             --
               ----------     -----------    ----------     ----------     ----------     ----------
  TOTAL        $   62,632     $    62,632    $       --     $       --     $       --     $       --
               ==========     ===========    ==========     ==========     ==========     ==========


(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.


MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING OCTOBER 31, 2001

        STATEMENT OF INCOME (LOSS)

                                                -------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING         STERLING       STERLING
                                                   CHEMICALS      CHEMICALS,      CHEMICALS         FIBERS,       CHEMICALS
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.         INC.        INT'L, INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37808-H4-11  01-37809-H4-11
                                                -------------------------------------------------------------------------------
MONTH
REVENUES (MOR-1)                                $         --     $ 21,691,268    $    155,612    $  1,891,936    $     83,333
TOTAL COST OF REVENUES                                    --       20,932,563         155,612       2,007,647              --
GROSS PROFIT                                    $         --     $    758,705    $         --    $   (115,711)   $     83,333
===============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $     61,848     $    506,893    $         --    $    193,547    $     10,994
  Insiders Compensation                                   --          156,110              --              --              --
  Professional Fees                                       --        1,045,068              --              --              --
  Other (Earnings in Joint Venture)                       --          600,671        (600,671)             --              --

TOTAL OPERATING EXPENSE                         $     61,848     $  2,308,742    $   (600,671)   $    193,547    $     10,994
================================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $    (61,848)    $ (1,550,037)   $    600,671    $   (309,258)   $     72,339
INTEREST EXPENSE (includes amort of debt fees)        (5,722)       2,401,351              --         614,434          37,665
DEPRECIATION                                              --        1,899,369              --          48,077          23,000
OTHER (INCOME) EXPENSES*                                  --               --              --              --              --
OTHER ITEMS**                                             --               --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $     (5,722)    $  4,300,720    $         --    $    662,511    $     60,665
================================================================================================================================
NET INCOME BEFORE TAXES                         $    (56,126)    $ (5,850,757)   $    600,671    $   (971,769)   $     11,674
INCOME TAXES                                              --               --          28,531              --              --
================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $    (56,126)    $ (5,850,757)   $    572,140    $   (971,769)   $     11,674
================================================================================================================================

                                                ----------------------------------------------------------------------------
                                                   STERLING      STERLING PULP  STERLING PULP                     DEBTORS
                                                    CANADA,      CHEMICALS US,    CHEMICALS,
                                                      INC.             INC.          INC.
                                                 01-37810-H4-11  01-37811-H4-11 01-37812-H4-11    ELIMINATIONS  CONSOLIDATED
                                                ----------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                   $  1,076,560   $    289,723  $  3,168,738   $    (83,333)   $ 28,273,837
TOTAL COST OF REVENUES                                   46,938        530,074     2,134,415        (83,333)     25,723,916
GROSS PROFIT                                       $  1,029,622   $   (240,351) $  1,034,323   $         --    $  2,549,921
=============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $    242,991   $   (106,553) $    628,398   $   (452,308)      1,085,810
  Insiders Compensation                                      --             --            --             --         156,110
  Professional Fees                                          --             --            --             --       1,045,068
  Other (Earnings in Joint Venture)                          --             --            --             --              --

TOTAL OPERATING EXPENSE                            $    242,991   $   (106,553) $    628,398   $   (452,308)   $  2,286,988
=============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)                $    786,631   $   (133,798) $    405,925   $    452,308         262,933
INTEREST EXPENSE (includes amort of debt fees)          160,379             --            --        452,308       3,660,415
DEPRECIATION                                            485,795             --       405,189             --       2,861,430
OTHER (INCOME) EXPENSES*                                     --             --            --             --              --
OTHER ITEMS**                                                --             --            --             --              --
TOTAL INT. DEPR & OTHER ITEMS                      $    646,174   $         --  $    405,189   $    452,308    $  6,521,845
=============================================================================================================================
NET INCOME BEFORE TAXES                            $    140,457   $   (133,798) $        736   $         --    $ (6,258,912)
INCOME TAXES                                                 --             --            --             --          28,531
=============================================================================================================================
NET INCOME (LOSS) (MOR-1)                          $    140,457   $   (133,798) $        736   $         --    $ (6,287,443)
=============================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



CASH RECEIPTS AND                                                                                                      FILING TO
DISBURSEMENTS                              8/31/2001 (1)      Sep-01        Oct-01     Nov-01     Dec-01    Jan-02        DATE
-----------------                          ------------     ---------     ---------    ------     ------    ------     ---------
1.  CASH-BEGINNING OF MONTH                         100           100           100        --         --        --           100
                                           ============     =========     =========     =====     ======     =====     =========
RECEIPTS:
2.  CASH SALES                                       --            --            --        --         --        --            --
3.  COLLECTION OF ACCOUNTS RECEIVABLE           120,876        98,737        46,395                                      266,008
4.  LOANS & ADVANCES (attach list)                   --            --            --                                           --
5.  SALE OF ASSETS                                   --            --            --                                           --
6.  OTHER (attach list)                         924,640     2,212,582     2,578,918                                    5,716,140
                                           ------------     ---------     ---------     -----     ------     -----     ---------
TOTAL RECEIPTS                                1,045,517     2,311,319     2,625,313        --         --        --     5,982,148
                                           ------------     ---------     ---------     -----     ------     -----     ---------
(Withdrawal)Contribution by Individual
      Debtor MFR-2*                                 N/A           N/A           N/A       N/A        N/A       N/A           N/A
                                           ============     =========     =========     =====     ======     =====     =========
DISBURSEMENTS:
7.  NET PAYROLL                                      --            --            --        --         --        --            --
8.  PAYROLL TAXES PAID                               --            --            --                                           --
9.  SALES, USE & OTHER TAXES PAID                    --            --            --                                           --
10. SECURED/RENTAL/LEASES                            --            --            --                                           --
11. UTILITIES                                   924,640     2,212,582     1,578,918                                    4,716,140
12. INSURANCE                                        --            --            --                                           --
13. INVENTORY PURCHASES                              --            --            --                                           --
14. VEHICLE EXPENSES                                 --            --            --                                           --
15. TRAVEL & ENTERTAINMENT                           --            --            --                                           --
16. REPAIRS, MAINTENANCE & SUPPLIES                  --            --            --                                           --
17. ADMINISTRATIVE & SELLING                         --            --            --                                           --
18. OTHER (attach list)                         120,876        98,737     1,046,395                                    1,266,008
                                           ------------     ---------     ---------     -----     ------     -----     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS           1,045,517     2,311,319     2,625,313        --         --        --     5,982,148
                                           ============     =========     =========     =====     ======     =====     =========
19. PROFESSIONAL FEES                                --            --            --        --         --        --            --
20. U.S. TRUSTEE FEES                                --            --            --        --         --        --            --
                                           ------------     ---------     ---------     -----     ------     -----     ---------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                                  --            --            --        --         --        --            --
                                           ------------     ---------     ---------     -----     ------     -----     ---------
TOTAL DISBURSEMENTS                           1,045,517     2,311,319     2,625,313        --         --        --     5,982,148
                                           ============     =========     =========     =====     ======     =====     =========
22. NET CASH FLOW                                    --            --            --        --         --        --            --
23. CASH - END OF MONTH (MOR-2)                     100           100           100        --         --        --           100

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11



OTHER CASH RECEIPTS AND                                                                                                FILING TO
DISBURSEMENTS:                                    8/31/2001(1)    Sep-01      Oct-01     Nov-01     Dec-01   Jan-02      DATE
                                                 -------------  ----------   ---------  --------  --------- -------    ---------

6.  OTHER RECEIPTS:
    Interest Income                                         --          --          --                                        --
    401(k) Plan Refund                                      --          --          --                                        --
    Cobra Insurance Payment                                 --          --          --                                        --
    Dividend                                                --          --   1,000,000                                 1,000,000
    Royalty Owners Trust Account                            --          --          --                                        --
    Emission Credits                                        --          --          --                                        --
    Intercompany Funding                               924,640   2,212,582   1,578,918                                 4,716,140
                                                                                                                              --
                                                                                                                              --
                                                                                                                              --
                                                                                                                              --
                                                 -------------  ----------   ---------  --------  --------- -------    ---------
TOTAL OTHER RECEIPTS                                   924,640   2,212,582   2,578,918        --         --      --    5,716,140
                                                 =============  ==========   =========  ========  ========= =======    =========
18. OTHER DISBURSEMENTS:
    Lease Operating Expense                                 --          --          --                                        --
    Workover Expense                                        --          --          --                                        --
    Capital Expenditures                                    --          --          --                                        --
    Revenue & Royalties                                     --          --          --                                        --
    Interest Payment                                        --          --          --                                        --
    Restricted Cash - Bond Funding                          --          --          --                                        --
    Severance tax                                           --          --          --                                        --
    Pre-petition checks voided in current period            --          --          --                                        --
    Revolver payment to CIT                            120,876      98,737   1,046,395                                 1,266,008
                                                                                                                              --
                                                                                                                              --
                                                 -------------  ----------   ---------  --------  --------- -------    ---------
TOTAL OTHER DISBURSEMENTS                              120,876      98,737   1,046,395        --         --      --    1,266,008
                                                 =============  ==========   =========  ========  ========= =======    =========


      (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


               MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H-11

FOR THE PERIOD 10/01/01 - 10/31/01



CASH RECEIPTS AND                                                     Chase             Chase
DISBURSEMENTS                                                      00103317203       00101818459
-----------------                                                --------------      -----------     ------------      -----------

1.  CASH-BEGINNING OF MONTH                                                  --              100               --               --
                                                                 ==============      ===========     ============      ===========
RECEIPTS:
2.  CASH SALES                                                               --               --               --               --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                        --           46,395
4.  LOANS & ADVANCES (attach list)                                           --               --
5.  SALE OF ASSETS                                                           --               --
6.  OTHER (attach list)                                               1,578,918        1,000,000               --
                                                                 --------------      -----------     ------------      -----------
TOTAL RECEIPTS                                                        1,578,918        1,046,395               --               --
                                                                 --------------      -----------     ------------      -----------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A              N/A              N/A
                                                                 ==============      ===========     ============      ===========
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --               --               --
8.  PAYROLL TAXES PAID                                                       --               --
9.  SALES, USE & OTHER TAXES PAID                                            --               --
10. SECURED/RENTAL/LEASES                                                    --               --
11. UTILITIES                                                         1,578,918               --
12. INSURANCE                                                                --               --
13. INVENTORY PURCHASES                                                      --               --
14. VEHICLE EXPENSES                                                         --               --
15. TRAVEL & ENTERTAINMENT                                                   --               --
16. REPAIRS, MAINTENANCE & SUPPLIES                                          --               --
17. ADMINISTRATIVE & SELLING                                                 --               --
18. OTHER (attach list)                                                      --        1,046,395
                                                                 --------------      -----------     ------------      -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                                   1,578,918        1,046,395               --               --
                                                                 ==============      ===========     ============      ===========
19. PROFESSIONAL FEES                                                        --               --               --               --
20. U.S. TRUSTEE FEES                                                        --               --               --               --
                                                                 --------------      -----------     ------------      -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --               --               --
TOTAL DISBURSEMENTS                                                   1,578,918        1,046,395               --               --
                                                                 ==============      ===========     ============      ===========
22. NET CASH FLOW                                                            --               --               --               --
23. CASH - END OF MONTH (MOR-2)                                              --              100               --               --




CASH RECEIPTS AND                                                                                         Total
DISBURSEMENTS                                                                                             Debtor
-----------------                                                  ------------      -----------      -------------
1.  CASH-BEGINNING OF MONTH                                                  --               --                100
                                                                   ============      ===========      =============
RECEIPTS:
2.  CASH SALES                                                               --               --                 --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                        46,395
4.  LOANS & ADVANCES (attach list)                                                                               --
5.  SALE OF ASSETS                                                                                               --
6.  OTHER (attach list)                                                                                   2,578,918
                                                                   ------------      -----------      -------------
TOTAL RECEIPTS                                                               --               --          2,625,313
                                                                   ------------      -----------      -------------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A                N/A
                                                                   ============      ===========      =============
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --                 --
8.  PAYROLL TAXES PAID                                                                                           --
9.  SALES, USE & OTHER TAXES PAID                                                                                --
10. SECURED/RENTAL/LEASES                                                                                        --
11. UTILITIES                                                                                             1,578,918
12. INSURANCE                                                                                                    --
13. INVENTORY PURCHASES                                                                                          --
14. VEHICLE EXPENSES                                                                                             --
15. TRAVEL & ENTERTAINMENT                                                                                       --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                              --
17. ADMINISTRATIVE & SELLING                                                                                     --
18. OTHER (attach list)                                                                                   1,046,395
                                                                   ------------      -----------      -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                          --               --          2,625,313
                                                                   ============      ===========      =============
19. PROFESSIONAL FEES                                                        --               --                 --
20. U.S. TRUSTEE FEES                                                        --               --                 --
                                                                   ------------      -----------      -------------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --                 --
TOTAL DISBURSEMENTS                                                          --               --          2,625,313
                                                                   ============      ===========      =============
22. NET CASH FLOW                                                            --               --                 --
23. CASH - END OF MONTH (MOR-2)                                              --               --                100


MOR-7

                     *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11

FOR THE PERIOD 10/01/01 - 10/31/01


OTHER CASH RECEIPTS AND                                  Chase           Chase            Total
DISBURSEMENTS:                                       00103317203      00101818459         Debtor
--------------                                       ------------     ------------     ------------
6.  OTHER RECEIPTS:
    Interest Income                                            --               --               --
    401(k) Plan Refund                                         --               --               --
    Cobra Insurance Payment                                    --               --               --
    Dividend                                                   --        1,000,000        1,000,000
    Royalty Owners Trust Account                                                --               --
    Emission Credits                                           --               --               --
    Intercompany Transfer                               1,578,918               --        1,578,918
                                                     ------------        ---------     ------------
TOTAL OTHER RECEIPTS                                    1,578,918        1,000,000        2,578,918
                                                     ============        =========     ============
18. OTHER DISBURSEMENTS:
    Lease Operating Expenses                                                                     --
    Workover Expense                                                                             --
    Capital Expenditures                                       --               --               --
    Revenue & Royalties                                                                          --
    Interest Payment                                           --               --               --
    Restricted Cash - Bond Funding                             --               --               --
    Severance tax                                                                                --
    Pre-petition checks voided in current period               --               --               --
    CIT Revolver Payments                                      --        1,046,395        1,046,395
                                                     ------------        ---------     ------------
TOTAL OTHER DISBURSEMENTS                                      --        1,046,395        1,046,395
                                                     ============        =========     ============


MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF OCTOBER 2001

BANK NAME                     Chase Bk of TX      Chase Bk of TX
ACCOUNT NUMBER                  00103317203        00101818459
ACCOUNT TYPE                   Concentration      Concentration        TOTAL
--------------               ----------------    ---------------    -----------
BANK BALANCE                 $             --    $           100    $       100
DEPOSIT IN TRANSIT                                                           --
OUTSTANDING CHECKS                                                           --
OTHER                                                                        --
                             ----------------    ---------------    -----------

ADJUSTED BANK BALANCE        $             --    $           100    $       100
                             ================    ===============    ===========

BEGINNING CASH - PER BOOKS   $             --    $           100    $       100
RECEIPTS                                               1,046,395      1,046,395
TRANSFERS BETWEEN ACCOUNTS          1,578,918                         1,578,918
(WITHDRAWAL)CONTRIBUTION-                                                    --
BY INDIVIDUAL DEBTOR MFR-2                                                   --
CHECKS/OTHER DISBURSEMENTS         (1,578,918)        (1,046,395)    (2,625,313)
                             ----------------    ---------------    -----------
ENDING CASH - PER BOOKS      $             --    $           100    $       100
                             ================    ===============    ===========



MOR-8

CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


                                                                                                                          FILING TO
INSIDERS: NAME/POSITION/COMP TYPE(2)  8/31/2001(1)    Sep-2001      Oct-2001     Nov-2001      Dec-2001      Jan-2002       DATE
------------------------------------  ------------    --------      --------     --------      --------      --------     ---------


1                                      $      --     $      --     $      --     $      --     $      --     $      --     $      --
2                                             --            --            --            --            --            --            --
3                                             --            --            --            --            --            --            --
4                                             --            --            --            --            --            --            --
5                                             --            --            --            --            --            --            --
6                                             --            --            --            --            --            --            --
7                                             --            --            --            --            --            --            --
8                                             --            --            --            --            --            --            --
9                                             --            --            --            --            --            --            --

                                       ---------     ---------     ---------     ---------     ---------     ---------     ---------
TOTAL INSIDERS (MOR-1)                 $      --     $      --     $      --     $      --     $      --     $      --     $      --
                                       =========     =========     =========     =========     =========     =========     =========


         PROFESSIONALS                                                                                                    FILING TO
        NAME/ORDER DATE                 8/31/2001(1)   Sep-2001      Oct-2001     Nov-2001      Dec-2001     Jan-2002        DATE
        ---------------                 ------------   --------      --------     --------      --------     --------     ---------
1                                      $      --     $      --     $      --     $      --     $      --     $      --    $      --
2                                             --            --            --            --            --            --           --
3                                             --            --            --            --            --            --           --
4                                             --            --            --            --            --            --           --
5                                             --            --            --            --            --            --           --
6                                             --            --            --            --            --            --           --
                                       ---------     ---------     ---------     ---------     ---------     ---------     ---------
TOTAL PROFESSIONALS (MOR-1)            $      --     $      --     $      --     $      --     $      --     $      --    $      --
                                       =========     =========     =========     =========     =========     =========     =========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9